Acquisitions And Dispositions (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Acquisitions And Dispositions

5. Acquisitions and Dispositions

During the first quarter of 2011, the Divestiture Trusts completed the sale of a station for a total purchase price of approximately $5.8 million, of which $2.0 million was received in cash. The remainder consists of a note receivable, which is payable monthly with final maturity in January 2018.